UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 18, 2022

M/I HOMES, INC.
(Exact name of registrant as specified in its charter)

Ohio	1-12434	31-1210837
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

4131 Worth Avenue, Suite 500             Columbus, OH 43219
(Address of principal executive offices)          (Zip Code)

(614) 418-8000
(Telephone Number)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a.12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, par value $.01	MHO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

SECTION 5 CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) Election of New Director

On August 18, 2022, the Board of Directors (the “Board”) of M/I Homes, Inc. (the “Company”) (1) increased the number of directors that comprise the Board from nine to ten directors in accordance with the Company’s Amended and Restated Regulations and (2) upon the recommendation of the Board’s Nominating and Governance Committee, elected Bruce A. Soll, formerly Vice Chair International of LBrands, Inc. and currently a counselor for Soll Advisors, LLC, to the Board effective immediately to fill the director’s office created by such increase. Mr. Soll will serve on the Board until the 2023 Annual Meeting of Shareholders and until his successor is duly elected and qualified or until his earlier death, resignation or removal.

In connection with his election, the Board determined that Mr. Soll qualifies as an independent director under the New York Stock Exchange rules. There were no arrangements or understandings between Mr. Soll and any other persons, pursuant to which Mr. Soll was selected as a director. No information is required to be disclosed with respect to Mr. Soll or his immediate family members pursuant to Item 404(a) of Regulation S-K. Mr. Soll will receive the same compensation as the Company’s other non-employee directors as described in the Company’s Proxy Statement for the 2022 Annual Meeting of Shareholders under the caption “Compensation of Directors,” including a prorated award of restricted share units pursuant to the terms and conditions of the M/I Homes, Inc. 2018 Long-Term Incentive Plan, as amended. A copy of the press release announcing Mr. Soll’s election is attached hereto as Exhibit 99.1.

SECTION 9 FINANCIAL STATEMENTS AND EXHIBITS
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
(d)    Exhibits.

Exhibit No.	Description of Exhibit

99.1	Press Release dated August 18, 2022

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).*

         *Submitted electronically with this Report in accordance with the provisions of Regulation S-T.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  August 18, 2022

M/I Homes, Inc.

By:	/s/ Ann Marie W. Hunker
Ann Marie W. Hunker
Vice President, Chief Accounting Officer and Controller